UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 14, 2004

(Date of Report)

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13920 SE Eastgate Way, Suite 300, Bellevue, Washington 98005

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated January 14, 2004

Item 12. Results and Operations and Financial Condition.

On January 14, 2004, in connection with an investor presentation to be given on that day by the chief executive officer and chief financial officer of drugstore.com, inc. (the “Company”), the Company issued a press release to report certain preliminary unaudited financial results for the fiscal quarter ended December 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this report and the exhibit hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/s/ ROBERT A. BARTON
Robert A. Barton Vice President, Chief Financial Officer, and Treasurer

Date: January 14, 2003

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated January 14, 2004